                                                                                        Exhibit 32.1

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of The St. Lawrence Seaway  Corporation  (the "Company") on
Form 10-Q for the period ending June 30, 2003 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I, Joel M.  Greenblatt,  Chairman of the Board of the  Company,
certify,  pursuant  to  18  U.S.C.  Section  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2)      The information  contained  in  the  Report  fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel M. Greenblatt
----------------------
Joel M. Greenblatt
Chairman of the Board
August 14, 2003